Exhibit 10.7
Loan & Investment Agreement with Craig Perry.


                                 LOAN AGREEMENT


================================================================================

This loan agreement is made this 15th day of May 2002, by and among Craig Perry, a Massachusetts resident (hereafter known as "LENDER"), and GSI TECHNOLOGIES USA, a public company organized under the laws of Delaware and specializing in Broadcast Technologies (hereinafter, known as "BORROWER"), 3529363 Canada, Inc. a Canadian corporation and an affiliate of BORROWER ("GSI CANADA"), and Michel de Montigny, an individual residing in Quebec, Canada ("GUARANTOR"). "LENDER" AND "BORROWER" shall collectively be known herein as the "Parties." In determining the rights and duties of the Parties under this Loan Agreement, the entire document must be read as a whole.

================================================================================

THE LENDER HAS AGREED TO LEND TO THE BORROWER THE SUM OF $330,000.00 USD (THE "LOAN") UNDER THE FOLLOWING CONDITIONS:

     1. The LENDER will send a wire transfer in the amount of US$330,000.00 on Wednesday, May 15, 2002 to the following coordinates:

                              LAURENTIAN BANK OF CANADA
                              MONTREAL CANADA
                              ACCOUNT NAME: ME MARK C'T
                              ACCOUNT NO: 00731-039-87039-5-01
                              BRANCH TEL NO: 514-351-0331

     2. As consideration for the LOAN, GUARANTOR will transfer to the LENDER 2,000,000.00 of his registered (under the Securities Act of 1933, as amended) and freely tradable shares of BORROWER. If LENDER is unable to confirm that these shares are registered in his name and freely tradable by him on or before May 24, 2002, then BORROWER shall immediately refund this amount to LENDER.

     3. GUARANTOR will deposit for the benefit of LENDER an additional 1,000,00 of his registered and freely tradable shares of BORROWER in escrow with an escrow agent to be named by LENDER.

     4. The BORROWER will repay to LENDER the sum of $330,000.00 USD by certified check on the earlier to occur of (i) the date that GSI
          Canada receives any portion of a tax credits receivable from the Canadian government or (iii) July 15, 2002.


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     5.   GUARANTEE:

          GSI Canada, of which the GUARANTOR is the president and majority stockholder, hereby guaranties the payment and performance of this LOAN and agrees to use its tax credit receivable guaranteed by GARANTIE QUEBEC (see document attached) to repay this LOAN upon request by LENDER. To the extent it is permissible to grant a lien on this receivable, GSI Canada hereby grants a perfected, first priority lien on such receivable to LENDER to secure payment and performance of the LOAN.

          In addition, GUARANTOR hereby personally guaranties the payment and performance of the LOAN, waiving all notices and defenses he might otherwise have under the laws of Canada or the United States or otherwise.

     6.   DEFAULT:

          In the event that the BORROWER does not repay the Loan in full on or before the due date, the 1,000,000 shares in escrow will be immediately transferred to the LENDER free and clear of any liens and encumbrances, with all transfer fees, stamp taxes, brokerage or similar fees paid by BORROWER.

          In  addition,  upon default interest shall accrue on any unpaid amount at  the  rate  of prime (as published in the Wall Street Journal) plus
                                                       -------------------
          two  percent  (2%).

     7. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     8. Both parties declare they have read all above mentioned points and are satisfied with the conditions.

Signed as of the 15th day of May, 2002.




By: /s/ Craig Perry                    By: /s/ Michel de Montigny
------------------------------         --------------------------------
Craig A. Perry                         Michel de Montigny
                                       GSI Technologies USA
                                       2001, McGill College, Suite 1310
                                       Montreal, Quebec, H3A 1G1


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By: /s/ Michel de Montigny             By : /s/ Michel de Montigny
------------------------------         --------------------------------
Michel de Montigny, personally         Michel de Montigny
                                       3529363 Canada, Inc.
                                       2001, McGill College, Suite 1310
                                       Montreal, Quebec, H3A 1G1


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                                 PROMISSORY NOTE
                                 ---------------

$330,000.00                                               Boston,  Massachusetts
                                                                    May __, 2002


     FOR VALUE RECEIVED, GSI Technologies USA, Inc., a Delaware corporation with a principal place of business located at 2001 McGill College, Suite 1310, Montreal, Quebec, Canada H3A IG1 (the "Borrower") hereby promises to pay to the order of Craig A. Perry, c/o Industrial Metal Products Co., Inc., 15 Merchant Street, Sharon, MA 02067, USA (the "Lender"), on the earlier to occur of (i) July 16, 2002 or (ii) the date certain tax refunds are paid to 3529363 Canada, Inc., a Canadian corporation and affiliate of Borrower ("Due Date"), in lawful money of the United States of America, the principal sum of Three Hundred and Thirty Thousand and 00/100 Dollars ($330,000.00), and, upon an Event of Default, together with interest thereon at a rate of ten percent (10%) per annum on all amounts outstanding hereunder.

The Borrower and every endorser and guarantor of this Note, or the obligation represented hereby, waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence, and/or to the addition or release of any other party or person primarily or secondarily liable.
In case of the death, dissolution, termination of existence, or business failure of any of the parties to this Note (meaning thereby Borrower, endorsers, and guarantors), appointment of a receiver of any part of the property of any of them, levy on or attachment of any of the property of any of them, or assignment for benefit of creditors by or commencement of any proceedings under the Bankruptcy Code, or any insolvency law of any jurisdiction by or against any of them, or if there shall be a transfer of all or substantially all of the stock or assets of the undersigned, at the option of the Lender and without limiting the Lender's rights, the entire unpaid principal amount of this Note, all of the unpaid interest accrued hereon and all other sums owing hereunder shall become immediately due and payable without notice or demand.
In addition, if an Event of Default, as defined below, shall occur, the entire unpaid principal amount of this Note, all of the unpaid interest accrued hereon and all other sums owing hereunder shall become immediately due and payable without notice or demand. Each of the following shall constitute an Event of Default hereunder:
1. Failure of the Borrower (or any endorser or guarantor) to pay on the Due Date or upon receipt of notice any sum due and owing to the Lender hereunder, whether principal, interest or otherwise.


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
2. Failure of the Borrower (or any endorser or guarantor) to comply with any of his or its covenants or agreements contained herein or within the any agreements by and between the Lender and Borrower (or any endorser or guarantor).

3. Any material representation made to the Lender by or on behalf of the Borrower (or any endorser or guarantor) shall prove to have been false, inaccurate or incomplete in any material respect when made.

All notices and other communications hereunder shall be in writing and shall be deemed given: (1) upon receipt if delivered personally (unless subject to clause
(2)) or if mailed by registered or certified mail, return receipt requested; or
(2) at noon on the business day after dispatch if sent by a nationally recognized overnight courier, in any case to the parties at the address set forth at the beginning of this Note.
Each party now or hereafter liable under this Note or under any instrument executed in connection herewith shall pay all costs and expenses of collection or enforcement, including reasonable attorneys' fees, incurred or paid by the Lender in enforcing any of the obligations of this Note.
The Lender shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder unless such waiver shall be in writing and signed by the Lender. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.
The word "Lender" as used herein shall refer to the named payee and all assignees, successors, endorsees or transferees of said payee. The undersigned may prepay this Note in whole or in part at any time and from time to time, without penalty.
No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the undersigned and the Lender.
This Note and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the Commonwealth of Massachusetts.
     Executed as a document under seal as of the day and year first above written.


WITNESS:                             GSI  TECHNOLOGIES  USA,  INC.


______________________               By:  /s/  Michel de Montigny
                                        -------------------------------
                                     Name:  J. Michel De Montigny
                                          -----------------------------
                                     Title:  Power of Attorney
                                           ----------------------------


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
                        SOPHISTICATED PRIVATE PLACEMENT
                                    AGREEMENT

--------------------------------------------------------------------------------

                                    BETWEEN:

GSI TECHNOLOGIES USA INC., a publicly traded corporation registered under Delaware State Law, specializing in Digital Media Logistics and having its principal business place at 400, St-Jacques West, Suite 500, Montreal, Quebec, Canada, H2Y 1S1.
                                                          HEREAFTER KNOWN AS GSI

                                      AND:

MR. CRAIG A. PERRY, a businessman and Massachusetts resident at 20, Frontier Drive, Walpole, MA, 02081, USA.

                                                    HEREAFTER KNOWN AS MR. PERRY

--------------------------------------------------------------------------------

WHEREAS, for financing purposes, GSI is offering shares of its Corporation for received value.

WHEREAS, Mr. Perry, a private investor, intends to purchase shares of GSI TECHNOLOGIES USA INC.


BOTH PARTIES AGREE ON THE FOLLOWING:
------------------------------------

WHEREAS, GSI has offered Mr. Perry to purchase two (2) Million shares at $0.25 USD selling value

WHEREAS, GSI has bona fide the offer with a total of 1,016,000 warrants as follow:

     -    500,000 warrants at exercisable price of $0.25 USD
     -    516,000 warrants at exercisable price of $1.00 USD
     - These warrants will have a 36 months expiration date from date of issuance

 IN RETURN MR. CRAIG PERRY WILL:
--------------------------------

     - Transfer the sum of $165,000.00 USD to GSI Technologies USA's banking account.
     - Convert the $330,000.00 USD debt and the $21,000.00 USD representing the interest to date on this debt, as described and agreed in the loan agreement signed on May 15, 2002, into equity in return of the above considerations.
     - Accept that this agreement will supersede and terminate the loan agreement dated May 15, 2002 including the following documents; the Loan Agreement, the Promissory Note, Michel de Montigny's personal guarantee and GSI Canada's guarantee.


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
Upon signature of this agreement, GSI's Board of Directors will give instructions to the Transfer Agent, Mr. Jim Gottfredson to issue two (2) Million shares and 1,016,000 warrants at the above mentioned prices.

Upon signature of this agreement, Mr. Craig Perry will transfer the sum of $165,000.00 USD to the coordinates attached in addendum I.

This agreement is governed under the laws the state of Delaware.

BOTH PARTIES DECLARE THAT THEY HAVE READ AND AGREED ON ALL THE ABOVE MENTIONED ITEMS.



Signed this ----- day of May 2003.








-------------------                 -------------------------
Craig Perry                         Marie El-Ahmar Eid
                                    Secretary of the Board


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